EXHIBIT 10-W
------------
(Manhattan)

                        ALLONGE TO DEMAND NOTE
                        ----------------------


     Reference is made to that certain Demand Note, dated as March 25, 1993 (the "Note"), made by JMB/Manhattan Associates, Ltd., an Illinois limited partnership ("Manhattan"), in favor or Carlyle Managers, Inc., a Delaware corporation ("Investors"), in the original principal amount of $600,000.

     In consideration for the return of capital made by Investors to Manhattan as of the date hereof in the amount of $400,000, the undersigned hereby reduces the outstanding principal balance of the Note to $200,000. Such reduction shall not serve to reduce or cancel any accrued and unpaid interest which may be outstanding on the Note.

     This Allonge shall be attached to and become a part of the Note.


Dated as October 31, 1996.             CARLYLE MANAGERS, INC.,
                                       a Delaware corporation


                                       By:
                                             ____________________

                                       Its:
                                             ____________________


Acknowledged and Agreed:

JMB/MANHATTAN ASSOCIATES, LTD.,
an Illinois limited partnership

By:  JMB/MANHATTAN INVESTORS, INC.,
     an Illinois corporation,
     Corporate General Partner


     By:
           ____________________

     Its:
           ____________________